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THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION
-----------------------------------------------------------------------------------------------------------
                                                                                        AVG PRIN   CURRENT
FICO SCORE                     FULL DOC   LIMITED DOC   STATED      ALL DOCS      WAC      BAL       LTV
-----------------------------------------------------------------------------------------------------------
(delete N/A buckets)
500-550                          13.04        1.06        5.07        19.17     8.338    155,442     74.68
551-600                          14.12        0.86        7.38        22.36     7.665    158,509     79.59
601-650                          13.69        1.35       13.94        28.98     7.299    156,453     82.93
651-700                           6.77        1.20       11.30        19.27     7.087    160,905     83.82
701-750                           2.47        0.32        4.87         7.66     6.912    181,280     82.31
751-800                           0.99        0.05        1.52         2.56     6.682    215,590     81.51
801-850                           0.00        0.00        0.00         0.00     0.000          0      0.00
TOTAL                            51.07        4.85       44.08       100.00     7.494    160,382     80.69
-----------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------------------------------------------------
                                                                                                   AVG PRIN
CURRENT LTV                     FICO N/A     500-600     601-700     701-800    ABOVE 800   TOTAL    BAL
-------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
<10                               0.00        0.00        0.00         0.00      0.00       0.00         0
10.01-20                          0.00        0.04        0.00         0.00      0.00       0.04    70,112
20.01-30                          0.00        0.05        0.05         0.03      0.00       0.13    84,064
30.01-40                          0.00        0.21        0.23         0.02      0.00       0.46   110,183
40.01-50                          0.00        0.81        0.68         0.08      0.00       1.56   133,475
50.01-60                          0.00        2.54        0.94         0.19      0.00       3.67   154,506
60.01-70                          0.00        7.02        2.67         0.54      0.00      10.23   175,467
70.01-80                          0.00       15.17       18.07         5.18      0.00      38.42   171,744
80.01-90                          0.00       14.42       17.51         2.73      0.00      34.66   175,533
90.01-100                         0.00        1.28        8.10         1.46      0.00      10.84   105,864
100+                              0.00        0.00        0.00         0.00      0.00       0.00         0
TOTAL                             0.00       41.53       48.25        10.22      0.00     100.00   160,382
-------------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------------
                                           GROSS        LIMITED    STATED
CURRENT LTV                       WAC      MARGIN         DOC       DOC
-------------------------------------------------------------------------
(delete N/A buckets)
<10                                  0      0.000        0.00       0.00
10.01-20                         7.676      5.733        0.00       0.02
20.01-30                          6.89      5.455        0.00       0.06
30.01-40                         7.069      6.155        0.03       0.16
40.01-50                         7.019      6.380        0.06       0.67
50.01-60                         7.329      6.229        0.18       1.41
60.01-70                         7.537      6.375        0.61       4.70
70.01-80                         7.279      6.185        1.45      19.58
80.01-90                         7.479      6.200        1.82      13.29
90.01-100                        8.409      6.325        0.71       4.19
100+                             0.000      0.000        0.00       0.00
TOTAL                            7.494      6.225        4.85      44.08
-------------------------------------------------------------------------

PRIN BALANCE & FICO
------------------------------------------------------------------------------------------------------------
                                                                                                   CURRENT
PRIN BALANCE                    FICO N/A     500-600     601-700     701-800    ABOVE 800   TOTAL    LTV
------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
$1-$50,000                        0.00        0.60        1.37         0.21      0.00       2.18     88.18
$50,001-$100,000                  0.00        5.57        5.39         0.83      0.00      11.78     80.61
$100,001-$150,000                 0.00        7.89        7.40         1.17      0.00      16.45     79.35
$150,001 - $200,000               0.00        7.88        8.20         1.43      0.00      17.51     80.51
$200,001 - $250,000               0.00        6.49        6.66         0.87      0.00      14.02      79.6
$250,001 - $300,000               0.00        4.61        5.96         1.55      0.00      12.12      80.6
$300,001 - $350,000               0.00        2.90        3.79         0.96      0.00       7.66     82.13
$350,001 - $400,000               0.00        2.48        3.88         1.14      0.00       7.50     82.28
$400,001 - $450,000               0.00        1.22        2.40         0.80      0.00       4.41     83.47
$450,001 - $500,000               0.00        0.90        1.53         0.74      0.00       3.16     80.35
$500,001 - $550,000               0.00        0.30        1.09         0.30      0.00       1.68     81.75
$550,001 - $600,000               0.00        0.22        0.32         0.11      0.00       0.66     78.55
$600,001 - $650,000               0.00        0.12        0.00         0.12      0.00       0.24     71.27
$650,001 - $700,000               0.00        0.37        0.13         0.00      0.00       0.50     72.37
$700,001 - $750,000               0.00        0.00        0.13         0.00      0.00       0.13     66.48
TOTAL                             0.00       41.53       48.25        10.22      0.00     100.00     80.69
------------------------------------------------------------------------------------------------------------

PRIN BALANCE & FICO
------------------------------------------------------------------------
                                          GROSS        LIMITED    STATED
PRIN BALANCE                     WAC      MARGIN         DOC       DOC
------------------------------------------------------------------------
(delete N/A buckets)
$1-$50,000                      9.866      8.075        0.07       0.92
$50,001-$100,000                8.369      6.802        0.41       4.14
$100,001-$150,000               7.669      6.384        0.86       6.49
$150,001 - $200,000             7.473      6.185        0.95       7.64
$200,001 - $250,000             7.331       6.13        0.52       6.36
$250,001 - $300,000             7.147      6.007        0.53       6.08
$300,001 - $350,000             7.121      6.013        0.25       4.24
$350,001 - $400,000             7.057      6.094        0.35       3.31
$400,001 - $450,000             6.935      5.821        0.24       2.00
$450,001 - $500,000             6.962      5.978        0.27       1.71
$500,001 - $550,000             6.934      5.837        0.40       0.59
$550,001 - $600,000             7.233      6.414        0.00       0.21
$600,001 - $650,000             7.449      6.659        0.00       0.24
$650,001 - $700,000             7.482      6.138        0.00       0.13
$700,001 - $750,000             6.445      0.000        0.00       0.00
TOTAL                           7.494      6.225        4.85      44.08
------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
-------------------------------------------------------------------------------------------------------------
                                                                                                    CURRENT
PREPAYMENT PENALTY TERM         FICO N/A     500-600     601-700     701-800    ABOVE 800   TOTAL    LTV
-------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                 0.00        7.09        6.23         1.56      0.00      14.88     81.68
6                                 0.00        0.17        0.12         0.00      0.00       0.29     73.51
12                                0.00        1.97        2.31         1.20      0.00       5.47      79.3
24                                0.00       25.55       27.07         4.39      0.00      57.01     81.18
36                                0.00        6.58       12.21         3.00      0.00      21.79     79.17
60                                0.00        0.17        0.32         0.07      0.00       0.56     81.36
TOTAL                             0.00       41.53       48.25        10.22      0.00     100.00     80.69
-------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
----------------------------------------------------------------------------------
                                          GROSS     AVG PRIN     LIMITED    STATED
PREPAYMENT PENALTY TERM          WAC      MARGIN       BAL         DOC       DOC
----------------------------------------------------------------------------------
(whatever increments)
0                               7.771      6.103     149,674       0.49      6.82
6                               6.983      5.875     256,314       0.00      0.00
12                              7.361      6.223     221,578       0.21      2.81
24                              7.556      6.246     163,211       2.66     26.51
36                               7.18      6.286     151,415       1.49      7.70
60                               7.51      6.021     110,607       0.00      0.22
TOTAL                           7.494      6.225     160,382       4.85     44.08
----------------------------------------------------------------------------------

MORTG RATES & FICO
-------------------------------------------------------------------------------------------------------------
                                                                                                    CURRENT
MORTG RATES                    FICO N/A     500-600     601-700     701-800    ABOVE 800   TOTAL      LTV
-------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                     0.00        0.00        0.09         0.00      0.00       0.09     69.56
5.001 - 5.500                     0.00        0.13        1.57         0.67      0.00       2.37     76.28
5.501 - 6.000                     0.00        1.02        5.15         1.91      0.00       8.08     76.49
6.001 - 6.500                     0.00        2.78        6.95         1.86      0.00      11.59     78.72
6.501 - 7.000                     0.00        5.34       11.35         2.50      0.00      19.19     80.02
7.001 - 7.500                     0.00        6.55        8.20         1.33      0.00      16.07     81.38
7.501 - 8.000                     0.00        8.20        7.20         0.91      0.00      16.31     81.56
8.001 - 8.500                     0.00        5.24        2.65         0.44      0.00       8.33     81.56
8.501 - 9.000                     0.00        5.52        1.97         0.14      0.00       7.63     82.34
9.001 - 9.500                     0.00        2.67        0.93         0.13      0.00       3.73     82.83
9.501 - 10.000                    0.00        2.68        0.75         0.09      0.00       3.51     81.84
10.001 - 10.500                   0.00        0.78        0.32         0.08      0.00       1.18      82.9
10.501 - 11.000                   0.00        0.41        0.51         0.11      0.00       1.04     90.07
11.001 - 11.500                   0.00        0.13        0.27         0.05      0.00       0.46     90.04
11.501 - 12.000                   0.00        0.04        0.23         0.00      0.00       0.27     99.68
12.001 - 12.500                   0.00        0.03        0.07         0.00      0.00       0.10     94.06
12.501 - 13.000                   0.00        0.01        0.03         0.00      0.00       0.04     99.68
13.001 - 13.500                   0.00        0.00        0.01         0.00      0.00       0.01     99.99
TOTAL                             0.00       41.53       48.25        10.22      0.00     100.00     80.69
-------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO
----------------------------------------------------------------------------------
                                          GROSS     AVG PRIN     LIMITED   STATED
MORTG RATES                     WAC       MARGIN      BAL          DOC       DOC
----------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                   4.996      5.000     231,753       0.00      0.00
5.001 - 5.500                   5.374      5.266     236,974       0.20      0.61
5.501 - 6.000                   5.866      5.514     225,475       0.74      2.78
6.001 - 6.500                   6.341      5.661     200,850       0.59      4.37
6.501 - 7.000                   6.833      5.844     197,556       0.68      9.45
7.001 - 7.500                   7.318      6.132     186,880       0.89      7.95
7.501 - 8.000                    7.81      6.261     169,912       0.69      8.16
8.001 - 8.500                    8.32      6.530     151,287       0.47      3.47
8.501 - 9.000                   8.785      6.783     136,181       0.30      3.10
9.001 - 9.500                   9.304      7.685     108,029       0.08      1.27
9.501 - 10.000                    9.8      7.828      88,298       0.15      1.28
10.001 - 10.500                10.282      8.660      74,630       0.02      0.38
10.501 - 11.000                10.844      8.034      59,761       0.01      0.64
11.001 - 11.500                11.372      7.255      42,516       0.00      0.32
11.501 - 12.000                11.818      0.000      42,540       0.01      0.21
12.001 - 12.500                12.353      5.331      38,138       0.00      0.06
12.501 - 13.000                12.936      0.000      25,148       0.00      0.03
13.001 - 13.500                13.375      0.000      21,195       0.00      0.01
TOTAL                           7.494      6.225     160,382       4.85     44.08
----------------------------------------------------------------------------------

MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
                                  LTV         LTV         LTV          LTV         LTV       LTV        LTV       LTV        LTV
MORTG RATES                     .01-10      10.01-20    20.01-30     30.01-40   40.01-50   50.01-60  60.01-70   70.01-80   80.01-90
------------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                     0.00        0.00        0.00         0.00      0.00       0.00      0.05       0.03       0.00
5.001 - 5.500                     0.00        0.00        0.01         0.00      0.04       0.19      0.37       1.05       0.65
5.501 - 6.000                     0.00        0.00        0.02         0.14      0.26       0.40      1.21       3.36       2.42
6.001 - 6.500                     0.00        0.01        0.02         0.02      0.38       0.46      1.11       5.29       3.67
6.501 - 7.000                     0.00        0.00        0.03         0.09      0.23       0.80      1.44       8.94       6.48
7.001 - 7.500                     0.00        0.00        0.02         0.07      0.20       0.60      1.00       6.62       6.12
7.501 - 8.000                     0.00        0.01        0.01         0.03      0.25       0.39      2.02       5.45       5.97
8.001 - 8.500                     0.00        0.00        0.00         0.06      0.11       0.23      0.95       2.49       3.69
8.501 - 9.000                     0.00        0.02        0.01         0.04      0.01       0.19      0.56       2.78       2.83
9.001 - 9.500                     0.00        0.00        0.00         0.01      0.01       0.07      0.45       1.18       1.43
9.501 - 10.000                    0.00        0.00        0.00         0.00      0.01       0.19      0.73       0.79       1.01
10.001 - 10.500                   0.00        0.00        0.00         0.00      0.04       0.05      0.17       0.36       0.22
10.501 - 11.000                   0.00        0.00        0.00         0.00      0.01       0.04      0.12       0.04       0.15
11.001 - 11.500                   0.00        0.00        0.00         0.00      0.00       0.06      0.04       0.03       0.00
11.501 - 12.000                   0.00        0.00        0.00         0.00      0.00       0.00      0.00       0.00       0.00
12.001 - 12.500                   0.00        0.00        0.00         0.00      0.00       0.01      0.01       0.00       0.00
12.501 - 13.000                   0.00        0.00        0.00         0.00      0.00       0.00      0.00       0.00       0.00
13.001 - 13.500                   0.00        0.00        0.00         0.00      0.00       0.00      0.00       0.00       0.00
TOTAL                             0.00        0.04        0.13         0.46      1.56       3.67     10.23      38.42      34.66
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
--------------------------------------------------------------------------------------------------------
                                   LTV                  AVG     GROSS   AVG PRIN    LIMITED      STATED
MORTG RATES                     90.01-100    TOTAL     FICO     MARGIN     BAL        DOC          DOC
--------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                      0.00       0.09     656.8     5.000   231,753      0.00         0.00
5.001 - 5.500                      0.05       2.37     672.2     5.266   236,974      0.20         0.61
5.501 - 6.000                      0.27       8.08     661.1     5.514   225,475      0.74         2.78
6.001 - 6.500                      0.63      11.59     644.3     5.661   200,850      0.59         4.37
6.501 - 7.000                      1.17      19.19     633.9     5.844   197,556      0.68         9.45
7.001 - 7.500                      1.44      16.07     616.2     6.132   186,880      0.89         7.95
7.501 - 8.000                      2.19      16.31     602.9     6.261   169,912      0.69         8.16
8.001 - 8.500                      0.80       8.33     585.6     6.530   151,287      0.47         3.47
8.501 - 9.000                      1.19       7.63     568.5     6.783   136,181      0.30         3.10
9.001 - 9.500                      0.57       3.73     576.1     7.685   108,029      0.08         1.27
9.501 - 10.000                     0.78       3.51     566.6     7.828    88,298      0.15         1.28
10.001 - 10.500                    0.35       1.18     573.9     8.660    74,630      0.02         0.38
10.501 - 11.000                    0.66       1.04       621     8.034    59,761      0.01         0.64
11.001 - 11.500                    0.33       0.46     629.1     7.255    42,516      0.00         0.32
11.501 - 12.000                    0.27       0.27     632.3     0.000    42,540      0.01         0.21
12.001 - 12.500                    0.08       0.10     606.9     5.331    38,138      0.00         0.06
12.501 - 13.000                    0.04       0.04     632.9     0.000    25,148      0.00         0.03
13.001 - 13.500                    0.01       0.01     623.3     0.000    21,195      0.00         0.01
TOTAL                             10.84     100.00     615.9     6.225   160,382      4.85        44.08
--------------------------------------------------------------------------------------------------------